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                                                                    EXHIBIT 99.1

                               THE AMOCO BUILDING

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995





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                          Independent Auditors' Report

To the Board of Trustees
Continental Mortgage and Equity Trust

We have audited the accompanying statement of revenues and direct operating expenses of The Amoco Building for the year ended December 31, 1995. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Continental Mortgage and Equity Trust) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Amoco Building for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                            Farmer, Fuqua, Hunt & Munselle, P.C.

Dallas, Texas
May 23, 1996





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                               THE AMOCO BUILDING
                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1995

REVENUES
         Rental revenues                                                            $     988,581
         Tenant air conditioning charges                                                   21,425
                                                                                    -------------

                 Total revenues                                                         1,010,006

OPERATING EXPENSES
         Utilities                                                                        330,868
         Contract services                                                                190,450
         Salaries and benefits                                                            135,059
         Property taxes                                                                   108,847
         Cleaning                                                                          85,012
         Insurance                                                                         74,500
         Supplies                                                                          20,199
         Mechanical repairs                                                                17,602
         Professional services                                                              2,334
         Repairs and maintenance                                                            1,913
                                                                                    -------------

                 Total direct operating expenses                                          966,784
                                                                                    -------------

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                                     $      43,222
                                                                                    =============


         The accompanying notes are an integral part of this statement.





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                               THE AMOCO BUILDING
                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               DECEMBER 31, 1995

NOTE 1:  ORGANIZATION AND BASIS OF PRESENTATION

         The Amoco Building is an office building with 378,244 square feet, located in New Orleans, Louisiana. During 1995, the property was owned by 1340 Poydras New Orleans Ltd. Partnership.

         The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:  SUBSEQUENT EVENT

         The property was sold to Continental Mortgages and Equity Trust, a California business trust, on April 15, 1996.





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